UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 28, 2004

Date of Report (date of earliest event reported)

POLYCOM, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-27978	943128324
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4750 Willow Road

Pleasanton, California 94588

(Address of principal executive offices)

(925) 924-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On January 28, 2004, Polycom, Inc. issued a press release reporting its results for the three and twelve months ended December 31, 2003. The press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.

By:	/s/ MICHAEL R. KOUREY
Michael R. Kourey
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: January 28, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of January 28, 2004, entitled “Polycom Reports Fourth Quarter Results”.

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